PUTNAM VARIABLE TRUST                                          PROSPECTUS
Class IB Shares                                                APRIL 30, 1999

Putnam Variable Trust (the "Trust") offers shares of beneficial interest in separate investment portfolios (collectively, the "funds") for purchase by separate accounts of various insurance companies. The funds, which have different investment objectives and policies, offered by this prospectus are:

Growth Funds                                  Growth and Income Funds
Putnam VT International Growth Fund           Putnam VT Growth and Income Fund
Putnam VT Voyager Fund

This prospectus explains what you should know about the funds of Putnam Variable Trust listed above, which are available for purchase by separate accounts of insurance companies. Certain other funds of the Trust are offered through other prospectuses.

Putnam Investment Management, Inc. (Putnam Management), which has managed mutual funds since 1937, manages the funds. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passsed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.

   CONTENTS

 2 Fund summaries (including Goal, Main investment strategies, Main risks and
   Performance information)

 4 What are the funds' main investment strategies and related risks?

 6 Who manages the funds?

 7 How to buy and sell fund shares

 8 Distribution Plan

 8 How do the funds price their shares?

 8 Fund distributions and taxes

10 Financial highlights

Fund summaries

The following summaries identify each fund's goal, principal investment strategies and the main risks that could adversely affect the value of a fund's shares and the total return on your investment. Each summary also contains performance information that provides some indication of each fund's risks. The chart contained in each summary shows year-to-year changes in the performance of the fund's class IB shares. A table following each chart compares the fund's performance to that of broad measures of market performance. Of course, a fund's past performance is not necessarily an indication of future performance. None of the performance information reflects the impact of insurance-related charges or expenses. Please refer to the prospectus for your insurance contract for information about those charges and performance data reflecting those charges and expenses.

Class IB performance for the period prior to April 6, 1998 for Putnam VT Growth and Income Fund and prior to April 30, 1998 for Putnam VT
International Growth Fund and Putnam VT Voyager Fund are based upon performance of class IA shares of the fund (not offered by this prospectus) restated to reflect the fees for clas IB shares including a 12b-1 fee of 0.15%.

More detailed descriptions of the funds, including the risks associated with investing in the funds, can be found further back in this prospectus. Please be sure to read this additional information before you invest.

You can lose money by investing in any of the funds. A fund may not achieve its goals, and none of the funds are intended as a complete investment program. An investment in any fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance
Corporation or any other government agency.

PUTNAM VT GROWTH AND INCOME FUND

GOAL

The fund seeks capital growth and current income.

MAIN INVESTMENT STRATEGIES - VALUE STOCKS

The fund invests primarily in value stocks, that offer the potential for capital growth, current income, or both. Value stocks are those that Putnam Management believes are currently undervalued compared to their true worth. If Putnam Management is correct and other investors recognize this discount, the price of the stock may rise. The fund invests mainly in large companies, although it can invest in companies of any size.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to appreciate as anticipated by Putnam Management, regardless of movements in the securities markets. Many factors can adversely affect a stock's performance. This risk is greater for smaller companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in the securities markets will reduce the value of the fund's investments, regardless of how well the companies in the fund's portfolio perform.

PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES
(Bar chart)

Plot points

1989                     21.12%
1990                      1.81%
1991                     18.87%
1992                      9.59%
1993                     14.09%
1994                      0.20%
1995                     36.51%
1996                     21.73%
1997                     23.96%
1998                     15.29%

Year-to-date performance through 3/31/99 was 2.53%. During the periods shown in the bar chart, the highest return for a quarter was 16.59% (quarter ending 12/31/98) and the lowest return for a quarter was -10.00% (quarter ending 9/30/98).

Average annual total returns (for periods ending 12/31/98)
-------------------------------------------------------------------------------
                                              Past       Past      Past
                                              1 year     5 years   10 years
-------------------------------------------------------------------------------
Class IB                                      15.29%     18.94%    15.87%
S&P 500 Index                                 28.58%     24.07%    19.21%
-------------------------------------------------------------------------------

The fund's performance is compared to the Standard & Poor's 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance.

PUTNAM VT INTERNATIONAL GROWTH FUND

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES - GROWTH

Under normal conditions, the fund generally diversifies its investments among a number of different countries by investing at least 65% of its total assets in at least three countries other than the United States. The fund may invest in both growth and value stocks. Growth stocks are issued by companies whose earnings Putnam Management believes are likely to grow faster than the economy as a whole. Value stocks are those that Putnam Management believes are currently undervalued compared to their true worth. If Putnam Management is correct and other investors recognize this discount, the price of the stock may rise. The fund invests mainly in medium and large-sized companies, although it can invest in companies of any size. Although the fund emphasizes investments in developed countries, it may also invest in companies located in emerging markets.

MAIN RISKS

* The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments in international markets. The risks are increased when investing in emerging markets.

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to appreciate as anticipated by Putnam Management, regardless of movements in foreign or U.S. securities markets. Many factors can adversely affect a stock's performance. This risk is greater for smaller companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in foreign or U.S. securities markets will reduce the value of the fund's investments, regardless of how well the companies in the fund's portfolio perform.

PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES
(Bar chart)

1998                     18.69%


Year-to-date performance through 3/31/99 was 5.18%. During the periods shown in the bar chart, the highest return for a quarter was 22.06% (quarter ending 12/31/98) and the lowest return for a quarter was -18.92% (quarter ending 9/30/98).

Average annual total returns (for periods ending 12/31/98)
------------------------------------------------------------------------------
                                                              Since
                                               Past           inception
                                               1 year         (1/2/97)
------------------------------------------------------------------------------
Class IB                                       18.43%         17.30%
MSCI EAFE Index                                20.00%         10.52%
------------------------------------------------------------------------------

The fund's performance has benefitted from Putnam Management's agreement to limit the fund's expenses through December 31, 1998. The fund's performance is compared to the Morgan Stanley Capital International (MSCI) EAFE Index, an unmanaged index of equity securities from Europe, Australia and the Far East, with all values expressed in U.S. dollars.

PUTNAM VT VOYAGER FUND

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES - GROWTH  STOCKS

The fund invests mainly in growth stocks. Growth stocks are common stocks that are issued by companies whose earnings Putnam Management believes are likely to grow faster than the economy as a whole. The fund may invest in companies of any size.

MAIN RISKS

* The risk that the prices of the stocks in the fund's portfolio will fall, or will fail to appreciate as anticipated by Putnam Management. Many factors can adversely affect a stock's performance. This risk is greater for small or medium-size companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in the securities markets will reduce the value of the fund's investments, regardless of how well the companies in the fund's portfolio perform.

PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES
(Bar chart)

Plot points

1989                     32.18%
1990                     -2.18%
1991                     45.87%
1992                     10.19%
1993                     18.92%
1994                      0.89%
1995                     40.46%
1996                     12.80%
1997                     26.33%
1998                     24.19%

Year-to-date performance through 3/31/99 was 6.12%. During the periods shown in the bar chart, the highest return for a quarter was 27.07% (quarter ending 12/31/98) and the lowest return for a quarter was -17.39% (quarter ending 9/30/90).

Average annual total returns (for periods ending 12/31/98)
-------------------------------------------------------------------------------
                                    Past             Past          Past
                                    1 year           5 years      10 years
-------------------------------------------------------------------------------
Class IB                            24.19%           20.19%       19.98%
S&P 500 Index                       28.58%           24.07%       19.21%
-------------------------------------------------------------------------------

The fund's performance is compared to the Standard & Poor's 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance.

What are the funds' main investment strategies and related risks?

The funds are generally managed in styles similar to other open-end investment companies which are managed by Putnam Management and whose shares are generally offered to the public. These other Putnam funds may, however, employ different investment practices and may invest in securities different from those in which their counterpart funds invest, and consequently will not have identical portfolios or experience identical investment results. Any investment carries with it some level of risk that generally reflects its potential for reward.

The first part of this section describes the investment strategies and related risks that are particular to each of the funds. The second part of this section (Common Investment Strategies and Risks) provides additional information on the investment strategies described in part one of the section. It discusses investment strategies and related risks that are common to a number of the funds. In addition, the "Fund Summaries" contain important information about the funds. Investors are urged to read the fund summary and both parts of the section that follows for complete information about the funds.

Putnam VT Growth and Income Fund

The fund pursues its goal by investing mainly in value stocks. Putnam Management will consider, among other things, a company's financial strength, competitive position in its industry and projected future earnings and dividends when deciding whether to buy or sell investments. The fund may invest in companies of any size. The fund may invest without limit in securities of foreign issuers traded in the U.S. public markets. The fund may also invest in securities of issuers not actively traded in U.S. markets. The fund expects that its investments in such foreign securities not actively traded in U.S. markets will generally not exceed 20% of the fund's total assets, although the fund's investments in such foreign securities may exceed this amount from time to time.

Putnam VT International Growth Fund

The fund pursues its goal by investing mainly in growth and value stocks issued by companies outside the United States. Putnam Management will consider, among other things, a company's financial strength, competitive position in its industry and projected future earnings and dividends when deciding whether to buy or sell investments. The fund may invest in companies of any size.

Putnam VT Voyager Fund

The fund pursues its goal by investing mainly in growth stocks. Putnam Management will consider, among other things, a company's financial strength, competitive position in its industry and projected future earnings and dividends when deciding whether to buy or sell investments. The fund may invest in companies of any size. The fund may invest without limit in securities of foreign issuers traded in U.S. public markets. The fund may also invest in securities of issuers not actively traded in U.S. markets. The fund expects that its investments in such foreign securities not actively traded in U.S. markets will generally not exceed 20% of the fund's total assets, although the fund's investments in such foreign securities may exceed this amount from time to time.

Common Investment Strategies And Related Risks

Common stocks. Common stocks represent an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting multiple companies in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than the bonds and other debt to actual or perceived changes in the company's financial condition or prospects.

Growth stocks. Certain funds may invest in growth stocks. Growths stocks are stocks of companies Putnam Management believes have earnings that are likely to grow faster than the economy as a whole. These growth stocks typically trade at higher multiples of current earnings than other stocks. Therefore, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If Putnam Management's assessment of the prospects for the company's earnings growth is wrong, or if its judgment about how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that Putnam Management has placed on it.

Value stocks. Certain funds may also invest in companies that are not expected to experience significant earnings growth, but whose stock Putnam Management believes is undervalued compared to its true worth. These companies may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If Putnam Management's assessment of a company's prospects is wrong, or if other investors do not eventually recognize the value of the company, then price of the company's stock may fall or may not approach the value that Putnam Management has placed on it.

Smaller companies. Certain funds can invest in small and medium-sized companies, including companies with market capitalizations of less than $500 million. These companies are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies may trade less frequently and in limited volume, and their prices may fluctuate more than stocks of other companies. Stocks of these companies may therefore be more vulnerable to adverse developments than those of larger companies.

Foreign investments. Each of the funds may invest in securities of foreign issuers. Foreign investments involve certain special risks, including

* Unfavorable changes in currency exchange rates: Foreign investments are normally issued and traded in foreign currencies. As a result, their values may be affected by changes in the exchange rates between particular foreign currencies and the U.S. dollar.

* Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or transport of foreign currency, and tax increases.

* Unreliable or untimely information: There may be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States.

* Limited legal recourse: Legal remedies for investors such as the fund may be more limited than those available in the United States.

* Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than domestic investments, which means the fund may at times be unable to sell these foreign investments at desirable prices. For the same reason, the fund may at times find it difficult to value its foreign investments.

* Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for domestic investments. The procedures and rules for settling foreign transactions may also involve delays in payment, delivery or recovery of money or investments.

* Lower yield: Common stocks of foreign companies have historically offered lower dividends than comparable U.S. companies. Foreign withholding taxes may further reduce the amount of income available to distribute to shareholders of the fund. The fund's yield is therefore expected to be lower than yields of most funds that invest mainly in common stocks of U.S. companies.

* Emerging markets. The risks of foreign investments are typically increased in less developed and developing countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be young and developing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets, or to investments in U.S. companies that have significant foreign operations. Special U.S. tax considerations may apply to the fund's foreign investments.

Derivatives. The funds may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. The fund's return on a derivative typically depends on the change in the value of the investment, pool of investments index or currency specified in the derivative instrument.

The funds may use derivatives both for hedging and non-hedging purposes. The decision as to whether and to the extent the fund will use derivative hedging purposes will depend upon a number of factors, including market conditions, the funds' investments and the availablility of suitable derivatives. Derivatives involve special risks and may result in losses. The funds will be dependent on Putnam Management's ability to analyze and manage these sophisticated instruments. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses to the fund.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivative positions at any time. In fact, many over-the-counter instruments will not be liquid. Over-the-counter instruments also involve the risk that the other party will not meet its obligations to the fund. For further information about the risks of derivatives, see the statement of additional information (SAI).

Other investments. In addition to the main investment strategies described above, the funds may also make other types of investments, such as investments in preferred stocks, convertible securities or fixed-income securities, and therefore may be subject to other risks, as described in the funds' SAI.

Alternative strategies. At times Putnam Management may judge that market conditions make pursuing a funds' investment strategies inconsistent with the best interests of its shareholders. Putnam Management then may temporarily use alternative strategies that are mainly designed to limit a fund's losses. Although Putnam Management has the flexibility to use these strategies, it may choose not to for a variety of reasons, even in very volatile market conditions. These strategies may cause the affected fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

Changes in policies. The Trust's Trustees may change any of the funds' goals, investment strategies and other policies without shareholder approval, except as otherwise indicated.

Who manages the funds?

The Trust's Trustees oversee the general conduct of each fund's business. The Trustees have retained Putnam Management to be the funds' investment manager, responsible for making investment decisions for the funds and managing the funds' other affairs and business. Each fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. Putnam Management's address is One Post Office Square, Boston, MA 02109. The funds paid Putnam Management management fees in the following amounts (reflected as a percentage of average net assets) for each fund's last fiscal year:

Putnam VT Growth and Income Fund                  .46%
Putnam VT International Growth Fund               .80%
Putnam VT Voyager Fund                            .54%

The following officers of Putnam Management have had primary responsibility for the day-to-day management of the relevant fund's portfolio since the years shown below. Their experience as either portfolio managers or investment analysts over the last five years is also shown.



                                       Business experience
Fund name                Year          (at least 5 years)
---------------------    -------       -------------------------
Putnam VT Growth and
Income Fund

David L. King            1993          Employed by Putnam Management since 1983.
Managing Director

Hugh H. Mullin           1998          Employed by Putnam Management since 1986.
Senior Vice President

Sheldon N. Simon         1997          Employed by Putnam Management since 1984.
Senior Vice President

Putnam VT International
Growth Fund

Justin M. Scott          1996          Employed by Putnam Management since 1988.
Managing Director

Omid Kamshad             1996          Employed by Putnam Management since
Managing Director                      1996.  Prior to January 1996, Mr. Kamshad
                                       was employed by Lombard Odier International
                                       and prior to April 1995, he was employed by
                                       Baring Asset Management Company.

Mark Pollard             1999          Employed by Putnam Management since 1990.
Managing Director

Paul Warren              1999          Employed by Putnam Management since 1997.
Senior Vice President                  Prior to May 1997, Mr. Warren was employed
                                       by IDS Fund Management.  Prior to August 1994,
                                       he was employed by Pilgrim Baxter Associates.

Putnam VT Voyager Fund

Robert R. Beck           1995          Employed by Putnam Management since 1989.
Managing Director

Roland W. Gillis         1995          Employed by Putnam Management since 1995.
Managing Director                      Prior to March 1995, Mr. Gillis was employed
                                       by Keystone Custodian Funds, Inc.

Michael P. Stack         1997          Employed by Putnam Management since 1997.
Senior Vice President                  Prior to November 1997, Mr. Stack was employed
                                       by Independence Investment Associates, Inc.

Charles H. Swanberg      1994          Employed by Putnam Management since 1984.
Senior Vice President

Michael E. Nance         1999          Employed by Putnam Management since 1994.
Senior Vice President                  Prior to June 1994, Mr. Nance attended the
                                       University of Chicago Graduate School of
                                       Business.


Year 2000 Issues. The funds could be adversely affected if the computer systems used by Putnam Management and the funds' other service providers do not properly process and calculate the date-related information relating to year 2000. While year 2000-related computer problems could have a negative effect on a fund, both in its operations and in its investments, Putnam Management is working to avoid such problems and to obtain assurances from service providers that they are taking similar steps. No assurances, though, can be provided that the funds will not be adversely impacted by these matters.

How to buy and sell fund shares

The Trust has an underwriting agreement relating to the funds with Putnam Mutual Funds, One Post Office Square, Boston, Massachusetts 02109. Putnam Mutual Funds presently offers shares of each fund of the Trust continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Mutual Funds accepts orders for shares at net asset value and no sales commission or load is charged. Putnam Mutual Funds may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of a fund must be received by Putnam Mutual Funds before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

Please check with your insurance company to determine which funds are available under your variable annuity contract or variable life insurance policy. Certain funds may not be available in your state due to various insurance regulations. Inclusion in this prospectus of a fund that is not available in your state is not to be considered a solicitation. This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The funds currently do not foresee any disadvantages to policyowners arising out of the fact that the funds offer their shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more funds and shares of another fund may be substituted. This might force a fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of any fund to any separate account or may suspend or terminate the offering of shares of any fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund.

Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law.

DISTRIBUTION PLAN

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Mutual Funds for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plans provide for payments by each fund to Putnam Mutual Funds at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.15% of average net assets.

Putnam Mutual Funds compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Mutual Funds makes quarterly payments to insurers or dealers at the annual rate of up to 0.15% of the average net asset value of class IB shares.

Putnam Mutual Funds may suspend or modify its payments to insurers and dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Mutual Funds, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

How do the funds price their shares?

The price of a fund's shares is based on its net asset value (NAV). The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

Each fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value.

Each fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect each fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of each fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of each fund's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments will be valued at their fair value.

Fund distributions and taxes

Each month's distributions will be paid on the first business day of the next month. Each of the funds will distribute any net investment income and net realized capital gains at least annually.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex-dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. Each fund intends to comply with these requirements. If a fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

Each fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

Fund investments in foreign securities may be subject to withholding taxes at the source on dividend or interest payments. In that case, a fund's return on those investments would be decreased.

A fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Financial highlights

The financial highlights table is intended to help you understand the funds' recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from each fund's financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the funds' annual report to shareholders, which is available upon request.




Financial Highlights

     Investment Operations                                         Less Distributions:

                   Net Asset                   Net Realized
                     Value,         Net       and Unrealized  Total from    From Net
                   Beginning     Investment   Gain (Loss) on  Investment   Investment
                   of Period   Income (Loss)    Investments   Operations     Income

Period ended
Putnam VT Growth
and Income Fund
1998*               $28.02       $.26(a)          $.47           $.73       $  --

Putnam VT
International
Growth Fund
1998**              $13.44      $(.04)(a)         $.15           $.11       $(.03)

Putnam VT Voyager
Fund
1998**              $41.55      $(.01)(a)        $4.27          $4.26       $  --


                                                 Total
                                              Investment                      Ratio of
                                 Net Asset    Return at        Net Assets    Expenses to
                    Total       Value, End     Net Asset     End of Period  Average Net
                Distributions   of Period     Value(%)(c)   (in thousands)  Assets(%)(d)

Putnam VT Growth
and Income Fund
1998**              $  --        $28.75          2.61*         $7,583          .49*

Putnam VT
International
Growth Fund
1998***             $(.04)       $13.51           .81*         $1,234          .83*

Putnam VT Voyager
Fund
1998***             $  --        $45.81         10.25*         $4,332          .49*


*      Not annualized.

**     For the period April 6, 1998 (commencement of operations) to December 31, 1998.

***    For the period April 30, 1998 (commencement of operations) to December 31, 1998.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(c) Total investment return assumes dividend reinvestment.

(d) The ratio of expenses to average net assets includes amounts paid through expense offset and brokerage service arrangements.




For more information
about the funds of Putnam Variable Trust

The Trust's statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the funds. The SAI, and the auditor's report and financial statements included in the Trust's most recent annual report to the funds' shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected the funds' performance during the funds' last fiscal year. You may get free copies of these materials, request other information about the funds and other Putnam funds, or make shareholder inquiries, by contacting your financial advisor or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about the funds, including the Trust's SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-800-SEC-0330 for information about the operation of the public reference room. You may also access reports and other information about the fund on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009. You may need to refer to the Trust's file number.

PUTNAM INVESTMENTS

             One Post Office Square
             Boston, Massachusetts 02109
             1-800-225-1581

             Address correspondence to
             Putnam Investor Services
             P. O. Box 989
             Boston, Massachusetts 02103

             www.putnaminv.com

             File No. 811-5346

             Putnam Mutual Funds Corp.
             Member, NASD, Inc.